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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 21, 2002





 AMERICAN EXPRESS                               AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                                   FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust






      Utah           11-2869526       333-76238-02                Delaware            13-3854638        333-76238-01
(State or Other   (I.R.S. Employer    (Commission             (State or Other      (I.R.S. Employer      (Commission
Jurisdiction of    Identification     File Number)            Jurisdiction of       Identification      File Number)
Incorporation or       Number)                                Incorporation or          Number)
 Organization)                                                 Organization)

6985 Union Park Center                                 40 Wall Street
  Midvale, Utah 84047                                Mail Stop 10-19-06
    (801) 565-5000                                New York, New York 10005
                                                       (917) 639-8396
              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)

         N/A                                        N/A
(Former Name or Former Address,            (Former Name or Former Address,
if Changed Since Last Report)                if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           On February 21, 2002, American Express Credit Account
                  Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2002-1 Supplement, dated as of February 21, 2002. The Series Supplement is attached hereto as Exhibit 5.1.

                  On February 21, 2002, American Express Credit Account Master Trust issued its $759,000,000 Class A Floating Rate Asset Backed Certificates, Series 2002-1 and $73,600,000 Class B Floating Rate Asset Backed Certificates, Series 2002-1 (the "Series 2002-1 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2002-1 Supplement, dated as of February 21, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   American Express Centurion Bank,
                                   on behalf of the American Express
                                   Credit Account Master Trust


                                      By:       /s/ Maureen A. Ryan
                                          ---------------------------------
                                      Name:     Maureen A. Ryan
                                      Title:    Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                             American Express Receivables Financing
                               Corporation II
                             on behalf of the American Express Credit Account Master Trust


                                     By:       /s/ Leslie R. Scharfstein
                                         -----------------------------------
                                     Name:     Leslie R. Scharfstein
                                     Title:    President


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                                  EXHIBIT INDEX


Exhibit         Description
-------         -------------

Exhibit 5.1 Series 2002-1 Supplement, dated as of February 21, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.